                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated November 2, 1999 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-60781.




                                                         /s/ ARTHUR ANDERSEN LLP


                                                         Boston, Massachusetts
                                                         November 24, 1999